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Exhibit 10.5.2

SECOND AMENDMENT TO THE
TRAMMELL CROW COMPANY
LONG-TERM INCENTIVE PLAN

        THIS SECOND AMENDMENT TO THE TRAMMELL CROW COMPANY LONG-TERM INCENTIVE PLAN (this "Amendment") is made and adopted by the Trammell Crow Company, a Delaware corporation (the "Corporation") effective as of January 1, 2003.

PRELIMINARY STATEMENTS

        A.    The stockholders of the Corporation have approved, and the Corporation has adopted, the Trammell Crow Company Long-Term Incentive Plan as amended (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

        B.    In order to accurately reflect the Board of Directors original intentions in connection with the adoption of the Plan, the Board of Directors desires to exercise its power to construe the Plan, to correct defects in the Plan, and to amend the Plan by revising the Change in Control provision to provide that a Change in Control of the Corporation occurs when individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors.

AMENDMENT

        NOW, THEREFORE, the Plan is hereby amended as follows:

        Section 1.6(ii) is hereby restated in its entirety to read as follows:

          (ii)  Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

        This Amendment, and the changes to the provisions of the Plan affected hereby, shall be effective as of January 1, 2003. Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.

        IN WITNESS WHEREOF, the Corporation, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.

TRAMMELL CROW COMPANY
By:	/s/ J. CHRISTOPHER KIRK
Name:	J. Christopher Kirk
Title:	Executive Vice President and Secretary

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  Exhibit 10.5.2
SECOND AMENDMENT TO THE TRAMMELL CROW COMPANY LONG-TERM INCENTIVE PLAN
PRELIMINARY STATEMENTS
AMENDMENT